May 28, 2010

Supplement

SUPPLEMENT DATED MAY 28, 2010 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY NEW YORK MUNICIPAL MONEY MARKET TRUST
Dated April 30, 2010

The Securities and Exchange Commission ("SEC") recently adopted new rules and amendments to existing rules governing money market funds. The following changes to the Statement of Additional Information ("SAI") of Morgan Stanley New York Municipal Money Market Trust (the "Fund") are made in order to comply with those revisions.

The ninth paragraph of the section of the Fund's SAI entitled "VIII. Purchase, Redemption and Pricing of Shares — B. Offering Price" is hereby deleted and replaced with:

Also, as required by the Rule, the Fund will limit its investments in securities, other than Government securities, so that, at the time of purchase: (a) except as further limited in (b) below with regard to certain securities, with respect to 75% of its total assets, no more than 5% of its total assets will be invested in the securities of any one issuer; and (b) with respect to Eligible Securities that have received a rating in less than the highest category by any one of the NRSROs whose ratings are used to qualify the security as an Eligible Security, or that have been determined to be of comparable quality: (i) no more than 3% in the aggregate of the Fund's total assets in all such securities, (ii) no more than the greater of 0.5% of total assets in the securities of any one issuer and (iii) the remaining maturity of any such securities must be 45 days or less.

The eleventh paragraph of the section of the Fund's SAI entitled "VIII. Purchase, Redemption and Pricing of Shares — B. Offering Price" are hereby deleted and replaced with:

The Rule also requires the Fund to maintain a dollar-weighted average portfolio maturity (not more than 60 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 60 days, the Fund will invest its available cash in such a manner as to reduce such maturity to 60 days or less a soon as is reasonably practicable.

The eighth sentence of the second paragraph of the section of the Fund's SAI entitled "II. Description of the Fund and its Investments and Risks — B. Investment Strategies and Risks — Repurchase Agreements" is hereby deleted and replaced with:

It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amount to more than 5% of its total assets.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.